                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                         Enterprise Accumulation Trust
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    (3)  Filing Party:

       -------------------------------------------------------------------------

    (4)  Date Filed:

       -------------------------------------------------------------------------

(Enterprise Group of Funds)
--------------------------------------------------------------------------------

April 15, 2003

Dear Contractholder:

    We are pleased to enclose an information statement about a matter affecting the Growth and Income Portfolio (the "Portfolio") of Enterprise Accumulation Trust. The matter concerns a change in portfolio management from Retirement System Investors, ("RSI") to UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

    Effective April 15, 2003, the Board of Trustees of Enterprise Accumulation Trust ("EAT") has named UBS Global Portfolio Manager of the Portfolio. UBS Global managed $------billion in assets under management as of December 31, 2002. The firm has 33 locations worldwide including nine global investment centers and is the largest manager of US institutional tax-exempt assets, international and US indexed bonds, asset allocation/balanced fund assets, overlay assets, and endowment and foundation assets.

    In selecting UBS Global as Portfolio Manager for the Portfolio, consideration was given to, among other factors, UBS Global's investment management acumen and style in conjunction with the investment objectives of the Portfolio. There will be no change in the Portfolio's investment objective. However, UBS Global's investment style is distinct. UBS Global focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global's assessment of what a security is worth. UBS Global will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics.

    The management fees paid to UBS Global will not change as a result of the new Portfolio Manager's Agreement. The terms of the new Portfolio Manager's Agreement with the Portfolio Manager, are substantially the same as the terms of the prior agreements in all material respects. The services provided by the Portfolio Manager will not change.

    We encourage you to read the attached information statement, which more fully describes the Portfolio Management change and the Board of Trustees' approval of the new Portfolio Manager agreement. Enterprise Accumulation Trust looks forward to working with UBS Global to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

                                  JUNE 6, 2003

     This information statement is being provided to the contractholders of the Growth and Income Portfolio (the "Portfolio") of Enterprise Accumulation Trust in lieu of a proxy statement, pursuant to the terms of an exemptive order that Enterprise Accumulation Trust ("EAT") has received from the Securities and Exchange Commission (the "SEC"). The order permits EAT's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers, each a "Portfolio Manager" and to make changes to existing subadvisory agreements with the approval of EAT's Board of Trustees (the "Board" or the "Trustees"), but without obtaining contractholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about June 9, 2003. As of April 30, 2003, there were 26,348,566 shares outstanding of the Portfolio.

     The cost of this information statement will be paid by the Portfolio.

CONTRACTHOLDER REPORTS.

     Contractholders can find out more about the Portfolio in EAT's most recent annual and semi-annual reports, which have been furnished to contractholders. Contractholders may request another copy of these reports, without charge, by writing to EAT at the above address or by calling 800-432-4320.

INTRODUCTION

     The Portfolio is an investment portfolio of EAT, a Massachusetts business trust. EAT entered into an investment advisory agreement with Enterprise Capital, dated May 1, 1993, (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible to select, subject to the review and approval by the Board, one or more Portfolio Managers to manage each investment portfolio of EAT. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis, and to recommend to the Board changes to the roster of Portfolio Managers as appropriate. Enterprise Capital is also responsible for conducting all business operations of EAT, except those operations contracted to EAT's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EAT, from which Enterprise Capital pays all fees due to the Portfolio Managers. The investment portfolios of EAT, therefore, pay no fees directly to the Portfolio Managers.

     Enterprise Capital recommends Portfolio Managers for the investment portfolios to the Board, on the basis of its continuing quantitative and qualitative evaluation of the Portfolio Manager's skills in managing assets, pursuant to specific investment styles and strategies, in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.

     The Portfolio Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Portfolio Manager, or its affiliated broker-dealer, may execute transactions for the Portfolios and receive brokerage commissions in connection therewith, as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and the Board's procedures.

UBS GLOBAL TO MANAGE THE GROWTH AND INCOME PORTFOLIO

DECISION OF THE BOARD OF TRUSTEES

     At a meeting held on April 15, 2003, the Trustees of EAT, including a majority of the non-interested Trustees, approved Enterprise Capital's recommendation to replace RSI with a new Portfolio Manager. Accordingly, the Board approved a Portfolio Manager Agreement (the "UBS Global Management Agreement") with UBS Global. The Board's decision to replace RSI was based on performance and divergent investment strategies. In approving the UBS Global Management Agreement, the Board considered a number of factors, including, but not limited to: (i) the performance of the Portfolio since it commenced operations; (ii) the nature and quality of the services expected to be rendered to the Portfolio by UBS Global; (iii) that the material terms of the Portfolio Manager Agreement will be unchanged under the UBS Global Management Agreement; and (iv) the history, reputation, qualification and background of UBS Global, as well as the qualifications of its personnel. The Board considered these factors to be of equal weight and importance. Based on these factors, the Board concluded that, given UBS Global's reputation and experience with international investing, UBS Global was best suited to serve as portfolio manager.

     Enterprise Capital made the recommendation to engage UBS Global in the ordinary course of its ongoing evaluation of Portfolio Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. Enterprise Capital believes that UBS Global's management style is appropriately suited for the Portfolio.

THE PORTFOLIO MANAGER AGREEMENT

     RSI served as Portfolio Manager of the Portfolio, pursuant to a Portfolio Manager Agreement dated November 1, 1998 (the "RSI Management Agreement"). The RSI Management Agreement has not been submitted to a shareholder vote. Under the Adviser's Agreement, the Portfolio paid to Enterprise Capital a management fee
equal to    % of its average daily net assets. From this amount, under the RSI
Management Agreement, Enterprise Capital paid to RSI fees equal to 0.30% of the Portfolio's daily net assets up to $100,000,000; 0.25% for assets from $100,000,000 to $200,000,000; 0.20% for assets in excess of $200,000,000. Under the UBS Global Management Agreement, the fees payable by Enterprise Capital to UBS Global are the same as in the RSI Management Agreement.

     For the fiscal year ended December 31, 2002, the Portfolio paid to Enterprise Capital fees in the amount of $------, of which Enterprise Capital paid $------ to RSI. If the UBS Global Management Agreement had been in effect for 2002, the fee paid by Enterprise Capital to the Portfolio Manager would have been the same.

     The other terms of the UBS Global Management Agreement are substantially similar in form to the RSI Management Agreement. Consistent with the requirements of the 1940 Act, the UBS Global Management Agreement provides that UBS Global generally is not liable to the Portfolio for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by UBS Global under the UBS Global Management Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of UBS Global's duties or by reason of its reckless disregard of its obligations under the UBS Global Management Agreement.

     The UBS Global Management Agreement can be terminated by EAT without penalty upon 30 days' written notice to Enterprise Capital and UBS Global at any time, by vote of the Board or by a vote of the holders of a majority of the Portfolio's outstanding voting shares as a single class. Enterprise Capital can terminate the UBS Global Management Agreement without penalty by 30 days' written notice to UBS Global, and UBS Global can terminate without penalty by 30 days' written notice to Enterprise Capital. The UBS Global Management Agreement will terminate automatically upon its "assignment" (as defined in the 1940 Act), unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the 1940 Act, in which event the UBS Global Management Agreement will remain in full force and effect.

     The form of the UBS Global Management Agreement is attached to this Information Statement as Exhibit "A".

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EAT. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EAT's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. ("EGF"). The Growth and Income Fund of EGF has an identical investment objective to the Portfolio.

INFORMATION ABOUT UBS GLOBAL AM

     UBS Global, located at One North Wacker Drive, Chicago, Illinois 60606, was formerly known as Brinson Partners, Inc. which provided investment counseling for more than 50 years. It is an indirect, wholly-owned subsidiary of UBS AG. Its usual investment account minimum is $50 million.

     UBS Global's Directors and Executive Officers are listed below. The address of each Director and Executive Officer other than Brian M. Storms is One North Wacker Drive, Chicago, Illinois 60606. Mr. Storms' address is 51 West 52nd Street, New York, New York 10019.

             NAME                  POSITION WITH UBS GLOBAL       CURRENT OTHER CONNECTIONS
 Jeffrey Diermeier, CFA          Global Chief Investment
                                 Officer
 John C. Leonard, CFA            Head of U.S. Equities
 Thomas P. Madsen, CFA           Head of Global Equities
 John A. Penicook, Jr., CFA      Global Head of Fixed Income
 Brian D. Singer, CFA            Global Head of Asset
                                 Allocation/Risk Management
 Brian M. Storms                 Chief Executive Officer

OTHER INVESTMENT COMPANY CLIENTS

     UBS Global also serves as investment adviser or subadviser to the following investment companies with a similar investment objective to the Portfolio, at the fee rates set forth below, which had the indicated net assets at December 31, 2002:

                                                                              ASSETS UNDER
                                                                               MANAGEMENT
         NAME OF PORTFOLIO                   ADVISORY FEE RATE                AS OF 4/30/03
 The Guardian UBS Variable Contract  0.43%                                     $54,334,460
 Large Cap Value Fund
 The Guardian UBS Variable Contract  0.60% on the first $50 million            $10,693,693
 Small Cap Value Fund                0.55% over $50 million
 The Guardian UBS Large Cap Value    0.43%                                     $81,415,993
 Fund
 The Guardian UBS Small Cap Value    0.60% on the first $50 million            $37,348,993
 Fund                                0.55% on the next $50 million
 ING UBS US Balanced Portfolio       0.75%
 Global Allocation Trust             0.40% on the first $500 million
                                     0.35% over $500 million
 UBS US Value Equity                 0.70%                                     $7,451,540
 UBS US Equity Fund                  0.70%                                     $99,263,780
 UBS US Bond Fund                    0.50%                                    $120,854,945
 UBS US Balanced Fund                0.70%                                     $29,577,922
 UBS US Small Cap Equity Fund        1.00%
 UBS US Real Estate Equity Fund      0.90%
 UBS Global Allocation Fund          0.80%                                     $4,142,156
 UBS Global Equity Fund              0.80%                                    $412,729,504
 UBS Global Bond Fund                0.75%                                     $53,907,281

     To the knowledge of EAT, as of May 27, 2003, no person beneficially had the power to direct the vote of more than 5% of the outstanding shares of the Portfolio. EAT is not required to hold annual meetings of contractholders; therefore, it cannot be determined when the next meeting of contractholders will be held. Contractholder proposals, intended to be considered for inclusion in the proxy statement for the next meeting of contractholders, must be received by EAT within a reasonable time before the proxy statement is mailed. Whether a contractholder proposal will be included in the proxy statement, will be determined in accordance with the applicable state and federal laws.

                                          By Order of the Board of Trustees,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                          GROWTH AND INCOME PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST
                             ---------------------

                         PORTFOLIO MANAGER'S AGREEMENT
                             ---------------------

     THIS AGREEMENT, made the 1st day of May 2003, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation, (hereinafter referred to as the "Adviser"), and UBS Global Asset Management (Americas) Inc., a Delaware corporation, (hereinafter referred to as the "Portfolio Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1993 with the Fund (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolio of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Growth and Income Portfolio of the Fund (the "Growth and Income Portfolio") securities investment advisory services for that Portfolio.

WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Fund, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Growth and Income Portfolio advice with respect to the investment and reinvestment of the assets of the Growth and Income Portfolio, or such portion of the assets of the Growth and Income Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolio as set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall maintain all books and records with respect to the Growth and Income Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and shall render to the Fund's Board of Trustees such periodic and special reports as the Fund's Board of Trustees may reasonably request. The Portfolio Manager shall timely furnish to the Adviser all information relating to the Portfolio Manager's services under this Agreement needed by the Adviser to keep the other books and records of the Growth and Income Portfolio required by Rule 31a-1 under the 1940 Act. The Portfolio Manager agrees that all records that it maintains on behalf of the Growth and

     Income Portfolio are property of the Growth and Income Portfolio and the Portfolio Manager will surrender promptly to the Growth and Income Portfolio any of such records upon the Growth and Income Portfolio's request; provided, however, that the Portfolio Manager may retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Portfolio Manager shall perform a monthly reconciliation of the Growth and Income Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall perform a monthly reconciliation of the Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (5) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Fund in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (6) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolios, as set forth in the Fund's prospectus.

          (7)(a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Growth and Income Portfolio managed by the Portfolio Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 of assets under management; a sum equal to 0.0208 of 1% of the average of the daily closing net asset value of the Fund during such month (that is, 0.25% per year) for the next $100,000,000; and a sum equal to 0.0167 of 1% of the average of the daily closing net asset value of the Growth and Income Portfolio during such month (that is, 0.20 of 1% per year) for assets in excess of $200,000,000.

          (7)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (7)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Growth and Income Portfolio's shares.

          (8) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Portfolio Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each client.

          (9) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Fund or the Adviser or to any shareholder or shareholders of the Fund, the Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (10) The Portfolio Manager represents that it has, in accordance with Rule 17j-1 under the Investment Company Act of 1940 ("Investment Company Act"), adopted a Code of Ethics that includes procedures designed to prevent investment professionals, including those who are responsible for managing the portfolio of the Growth and Income Portfolio, from engaging in any personal investing activity that may operate to defraud Portfolio Managers' mutual fund clients.

          (11) In connection with the management of the investment and reinvestment of the assets of the Growth and Income Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Growth and Income Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Fund securities for the Growth and Income Portfolio. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Growth and Income Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the oversight of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Growth and Income Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of funds of the Fund.

          (12) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment.

          (13) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 1, 2004, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (14) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and Trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates.

     However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

     The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its Trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (15) The Adviser agrees that no marketing materials that include a reference to the Portfolio Manager will be used by the Adviser with respect to the Portfolio unless first provided to the Adviser by the Portfolio Manager or unless the Adviser has obtained the Portfolio Manager's prior written approval.

          (16) Except as otherwise provided in paragraph 14 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (17) In the event of a change in control that results in an assignment as defined by the Investment Company Act of 1940, the Portfolio Manager agrees to notify the parties within a reasonable period of time.

          (18) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (19) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

          by the Fund Manager:

           UBS Global Asset Management (Americas) Inc.
           51 West 52nd Street
           New York, NY 10019
           Attn: Amy Doberman, General Counsel

          by the Adviser:

           Enterprise Capital Management, Inc.
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, GA 30326-1022
           Attn: Herbert M. Williamson

          by the Fund:

           Enterprise Accumulation Trust c/o Enterprise Capital Management,
               Inc.
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, GA 30326-1022
           Attn: Catherine R. McClellan

        or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (20) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (21) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Growth and Income Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested, as of the date first above written.

                                                  ENTERPRISE ACCUMULATION TRUST

ATTEST:        /s/ CATHERINE R. MCCLELLAN                      By: /s/ VICTOR UGOLYN
         ---------------------------------------  -----------------------------------------------
                        Secretary                                  Victor Ugolyn
                                                   Chairman, President & Chief Executive Officer

                                                  ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:        /s/ CATHERINE R. MCCLELLAN                      By: /s/ VICTOR UGOLYN
         ---------------------------------------  -----------------------------------------------
                        Secretary                                  Victor Ugolyn
                                                   Chairman, President & Chief Executive Officer

                                                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

ATTEST:           /s/ DAVID M. GOLDENBERG                     By: /s/ AMY R. DOBERMAN
         ---------------------------------------  -----------------------------------------------

  Name:  David M. Goldenberg                      Name: Amy R. Doberman

                                                  Title: Managing Director and General Counsel

                                                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

ATTEST:  /s/ TODD LEBO                            By: /s/ ROBERT P. WOLFANGEL JR.
         ---------------------------------------      -------------------------------------------

  Name:  Todd Lebo                                Name: Robert P. Wolfangel, Jr.

                                                  Title: Chief Financial Officer